                                                           Exhibit 99

                Key Auto Finance Trust 1997-1
   Monthly Statement to Noteholders and Certificateholders
                 Servicer: KeyBank USA, N.A.
          Indenture Trustee: Bankers Trust Company
        Owner Trustee: Chase Manhattan Bank Delaware
---------------------------------------------------------------------

Collection Period:  February 1 to February 28, 1997
Distribution Date:  March 17, 1997

Statement for Class A and Class B               Per $1,000 of Original
Pursuant to Section 5.6 of the Sale                 Class A/Class B
and Servicing Agreement                           Certificate Amount
                                   					       -----------------------
(i)  Principal Distribution
       Class A-1 Note Amount            15,759,613.10     52.5320437
       Class A-2 Note Amount                     0.00      0.0000000
       Class A-3 Note Amount                     0.00      0.0000000
       Class B  Note Amount                      0.00      0.0000000
       Certificates Amount                       0.00      0.0000000


(ii) Interest Distribution
       Class A-1 Note Amount             1,170,000.00      3.9000000
       Class A-2 Note Amount               266,200.00      4.0333333
       Class A-3 Note Amount               189,178.10      4.1000000
       Class B  Note Amount                112,243.20      4.2666667
       Certificates Amount                  90,028.40      5.1333333


(iii)  Total Pool Balance of           440,226,386.90
       Notes and Certificates (end of
       Collection Period)


(iv)   Class A-1 Notes Balance (end    284,240,386.90
         of Collection Period)
       Class A-1 Pool Factor (end                          0.9474680
         of Collection Period)
       Class A-2 Notes Balance (end     66,000,000.00
         of Collection Period)
       Class A-2 Pool Factor (end                          1.0000000
         of Collection Period)
       Class A-3 Notes Balance (end     46,141,000.00
         of Collection Period)
       Class A-3 Pool Factor (end                          1.0000000
         of Collection Period)
       Class B Notes Balance (end       26,307,000.00
         of Collection Period)
       Class B Pool Factor (end                            1.0000000
         of Collection Period)
       Certificates Balance (end        17,538,000.00
         of Collection Period)
       Certificates Pool Factor (end                       1.0000000
         of Collection Period)


(v)    Basic Servicing Fee                 292,298.70      0.6410256


(vi)   Aggregate Net Losses                 10,131.02

                                                             Exhibit 99
                Key Auto Finance Trust 1997-1
   Monthly Statement to Noteholders and Certificateholders
                 Servicer: KeyBank USA, N.A.
          Indenture Trustee: Bankers Trust Company
        Owner Trustee: Chase Manhattan Bank Delaware
---------------------------------------------------------------------

Collection Period:  February 1 to February 28, 1997
Distribution Date:  March 17, 1997

Statement for Class A and Class B
Noteholders and Certificateholders              Per $1,000 of Original
Pursuant to Section 5.6 of the Sale               Class A/Class B
and Servicing Agreement                           Certificate Amount
                                                ----------------------


(vii)  Reserve Account Balance                 13,209,161.48
         after Giving Effect to Payments
         Made on Distribution Date
       Specified Reserve Account               13,209,161.48
         Balance after Giving Effect to
         Payments Made on Distribution
         Date
       Draws on Reserve Account                         0.00
       Deposits to Reserve Account                      0.00


(viii) Class A-1 Notes Interest Carryover Shortfall     0.00      0.0000000
       Class A-2 Notes Interest Carryover Shortfall     0.00      0.0000000
       Class A-3 Notes InterestCarryover Shortfall      0.00      0.0000000
       Class B Notes Interest Carryover Shortfall       0.00      0.0000000
       Certificates Interest Carryover Shortfall        0.00      0.0000000
       Class A-1 Notes Principal Carryover Shortfall    0.00      0.0000000
       Class A-2 Notes Principal Carryover Shortfall    0.00      0.0000000
       Class A-3 Notes Principal Carryover Shortfall    0.00      0.0000000
       Class B Notes Principal Carryover Shortfall      0.00      0.0000000
       Certificates Principal Carryover Shortfall       0.00      0.0000000


(ix)   Additional Principal Distributable Amount        0.00

(x)    Aggregate Purchase Amount of Receivables         0.00
         Repurchased by the Seller or purchased by Servicer


(xi)  Delinquent Contracts
                                          Number             Balance
                                			------------------------------------
       	   30-59 Days                       273           3,569,397.34
           60-89 Days                         2              48,462.11
           90 Days or More                    0                   0.00